SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 21, 2003
                Date of Report (Date of earliest event reported)


                              TRUSTMARK CORPORATION
             (Exact name of registrant as specified in its charter)


  Mississippi                       0-3683                       64-0471500
(State or other            (Commission File Number)             (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)



                             248 East Capitol Street
                                Jackson, MS 39201
          (Address, including zip code, of principal executive office)


                                 (601) 354-5111
              (Registrant's telephone number, including area code)

Item 5.    Other Events

On January 21, 2003, Trustmark Corporation issued a press release announcing its financial results for the period ended December 31, 2002. This press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) The following exhibit is filed as part of this Form 8-K.

    Exhibit No.        Description
    -----------        -----------
    99.1               Press release announcing financial results for the period
                       ended December 31, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUSTMARK CORPORATION


BY:    /s/ Richard G. Hickson                     BY:    /s/ Zach L. Wasson
       ----------------------                            ------------------
       Richard G. Hickson                                Zach L. Wasson
       Chairman of the Board, President                  Treasurer (Principal
       & Chief Executive Officer                         Financial Officer)

DATE:  January 21, 2003                           DATE:  January 21, 2003

                                  EXHIBIT INDEX




99.1 Press release announcing financial results for the period ended December 31, 2002.